Exhibit 10.2

Execution Version
AMENDMENT NUMBER ONE
TO SYNDICATED FACILITY AGREEMENT
THIS AMENDMENT NUMBER ONE TO SYNDICATED FACILITY AGREEMENT (this “Amendment”), dated as of April 8, 2024, is entered into by and among FLUENCE ENERGY, INC., a Delaware corporation (“Parent”), FLUENCE ENERGY, LLC, a Delaware limited liability company (the “Parent Borrower”), certain Subsidiaries of the Parent Borrower identified on the signature pages hereto as Co-Borrowers (the “Co-Borrowers” and together with the Parent Borrower and any Additional Borrowers, collectively, jointly and severally, the “Borrowers”), the other Guarantors party hereto, the lenders identified on the signature pages hereof (such lenders, and the other lenders party to the below-defined Credit Agreement, together with their respective successors and permitted assigns, each individually, a “Lender”, and collectively, the “Lenders”), and BARCLAYS BANK PLC, as Administrative Agent (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”):
W I T N E S S E T H
WHEREAS, Parent, Borrowers, Lenders, and Administrative Agent are parties to that certain Syndicated Facility Agreement, dated as of November 22, 2023 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”);
WHEREAS, the Loan Parties have requested that Administrative Agent and Required Lenders make certain amendments to the Credit Agreement;
WHEREAS, upon the terms and conditions set forth herein, Administrative Agent and Required Lenders are willing to make certain amendments to the Credit Agreement.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Defined Terms. All initially capitalized terms used herein (including the preamble and recitals hereof) without definition shall have the meanings ascribed thereto in the Credit Agreement.
2.Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement shall be amended as follows:
(a)Section 5.12(b) of the Credit Agreement is hereby amended by amending and restating the penultimate sentence in such Section in its entirety as follows:
“The Administrative Agent agrees not to issue an Activation Instruction with respect to the Controlled Accounts unless a Full Cash Dominion Period has commenced and is continuing at the time when such Activation Instruction is issued; provided, that the parties hereto acknowledge and agree that, during the period commencing on March

29, 2024 and continuing through and including May 10, 2024, and so long as no Event of Default has occurred and is continuing and the aggregate Revolving Credit Exposure of all Lenders is not greater than $0, the Administrative Agent may, but shall not be required to, issue an Activation Instruction with respect to the Controlled Accounts notwithstanding the existence of a Full Cash Dominion Period.”
(b)Section 6.10 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Section 6.10 Financial Covenants. (a) The Loan Parties will not, and will not permit any of their Subsidiaries to, permit Total Liquidity at any time to be less than the greater of (i) 20% of the Line Cap then in effect and (ii) $64,000,000, and (b) the Loan Parties will not, and will not permit any of their Subsidiaries to, permit Excess Availability to be less than the greater of (i) $15,000,000 and (ii) 10% of the Line Cap then in effect.  The foregoing to the contrary notwithstanding, during the period commencing on March 29, 2024 and continuing through and including May 10, 2024, so long as the aggregate Revolving Credit Exposure of all Lenders at all times during such period is not greater than $0, then the amount of Excess Availability required to be maintained by the Loan Parties and their Subsidiaries during such period under Section 6.10(b) shall be $0.”
3.Conditions Precedent to Amendment. The satisfaction (or waiver in writing by Administrative Agent) of each of the following shall constitute conditions precedent to the effectiveness of the Amendment (such date being the “Amendment Effective Date”):
(a)Administrative Agent shall have received this Amendment, duly executed by the parties hereto, and the same shall be in full force and effect.
(b)After giving effect to this Amendment, the representations and warranties contained herein, in the Credit Agreement, and in the other Loan Documents, shall be true and correct in all material respects (or in all respects if qualified by materiality) on and as of the date hereof, except that (i) for purposes of this Section, the representations and warranties contained in Section 3.04(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b) (subject, in the case of unaudited financial statements furnished pursuant to clause (b), to year-end audit adjustments and the absence of footnotes), respectively, of Section 5.01 of the Credit Agreement, (ii) to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date and (iii) to the extent that such representations and warranties are already qualified or modified by materiality in the text thereof, they shall be true and correct in all respects.
(c)No Default or Event of Default shall have occurred and be continuing as of the Amendment Effective Date, nor shall either result from the consummation of the transactions contemplated herein.

4.Representations and Warranties. Each Loan Party hereby represents and warrants to Administrative Agent and each other Secured Party as follows:
(a)Each of the Parent and its Subsidiaries is duly organized or formed, validly existing and in good standing (or such other analogous status, if any) under the laws of the jurisdiction of its organization, has all requisite power and authority to carry on its business as now conducted and, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing (or such other analogous status, if any) in, every jurisdiction where such qualification is required.
(b)The execution, delivery and performance by the Loan Parties of the Amendment and each of the Loan Documents to which it is party are within each Borrower’s and each Guarantor’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational and, if required, equity holder action. Each of the Borrowers and the Guarantors has duly executed and delivered the Amendment and each of the Loan Documents to which it is party, and each of such Loan Documents constitute its legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law
(c)The execution, delivery and performance by the Loan Parties of the Amendment and each of the Loan Documents to which it is party (A) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect and (ii) those approvals, consents, registrations, filings or other actions, the failure of which to obtain or make would not reasonably be expected to have a Material Adverse Effect, (B) except as would not reasonably be expected to have a Material Adverse Effect, will not violate any applicable law or regulation or any order of any Governmental Authority, (C) will not violate any charter, by-laws or other organizational document of the Parent or any of its Subsidiaries, (D) except as would not reasonably be expected to have a Material Adverse Effect, will not violate or result in a default under any indenture, agreement or other instrument (other than the agreements and instruments referred to in clause (C)) binding upon the Parent or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Parent or any of its Subsidiaries, and (E) will not result in the creation or imposition of any Lien on any asset of the Parent or any of its Subsidiaries (other than Liens arising pursuant to the Security Documents or permitted under Section 6.02 of the Credit Agreement).
(d)Each of the Parent and its Subsidiaries is in compliance with all laws, rules, regulations and orders of any Governmental Authority applicable to it or its property and rights and all indentures, agreements, and other instruments binding upon it or its property and rights, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. No Default has occurred and is continuing.

(e)The representations and warranties set forth in this Amendment, the Credit Agreement, as amended by this Amendment and after giving effect to this Amendment, and the other Loan Documents are true and correct in all material respects (or in all respects if qualified by materiality) on and as of the date hereof, except that (i) for purposes of this Section, the representations and warranties contained in Section 3.04(a) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b) (subject, in the case of unaudited financial statements furnished pursuant to clause (b), to year-end audit adjustments and the absence of footnotes), respectively, of Section 5.01 of the Credit Agreement, (ii) to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date and (iii) to the extent that such representations and warranties are already qualified or modified by materiality in the text thereof, they are true and correct in all respects.
(f)This Amendment has been entered into without force or duress, of the free will of each Loan Party, and the decision of each Loan Party to enter into this Amendment is a fully informed decision and such Person is aware of all legal and other ramifications of each decision.
(g)It has read and understands this Amendment, has consulted with and been represented by independent legal counsel of its own choosing in negotiations for and the preparation of this Amendment, has read this Amendment in full and final form, and has been advised by its counsel of its rights and obligations hereunder.
5.Payment of Costs and Fees. Borrowers shall pay to Administrative Agent and each Lender all expenses contemplated under Section 10.03 of the Credit Agreement (including, without limitation, the reasonable fees and expenses of any attorneys retained by Administrative Agent or any Lender) in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto.
6.GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS AND WAIVER OF JURY TRIAL PROVISION. THIS AMENDMENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS AND WAIVER OF JURY TRIAL PROVISION SET FORTH IN SECTIONS 10.09 AND 10.10 OF THE CREDIT AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.
7.Amendments. This Amendment cannot be altered, amended, changed or modified in any respect except in accordance with Section 10.02 of the Credit Agreement.
8.Counterpart Execution. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.
9.Effect on Loan Documents.
(a)The Credit Agreement as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate, except as expressly set forth herein, as a modification or waiver of any right, power, or remedy of Administrative Agent or any Lender under the Credit Agreement or any other Loan Document. Except for the amendments to the Credit Agreement expressly set forth herein, the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect. The waivers, consents and modifications set forth herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall neither excuse any future non-compliance with the Loan Documents nor operate as a waiver of any Default or Event of Default, shall not operate as a consent to any further waiver, consent or amendment or other matter under the Loan Documents, and shall not be construed as an indication that any future waiver or amendment of covenants or any other provision of the Credit Agreement will be agreed to, it being understood that the granting or denying of any waiver or amendment which may hereafter be requested by any Borrower remains in the sole and absolute discretion of Administrative Agent and Lenders. To the extent that any terms or provisions of this Amendment conflict with those of the Credit Agreement or the other Loan Documents, the terms and provisions of this Amendment shall control.
(b)Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.
(c)To the extent that any of the terms and conditions in any of the Loan Documents shall contradict or be in conflict with any of the terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.
(d)This Amendment is a Loan Document.
(e)The provisions of Section 1.03 of the Credit Agreement are hereby incorporated mutatis mutandis.

10.Entire Agreement. This Amendment, and the terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersede any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written.
11.Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
12.Reaffirmation of Obligations. Each Loan Party hereby (a) acknowledges and reaffirms its obligations owing to Administrative Agent, each Lender and each other Secured Party under each Loan Document to which it is a party, and (b) agrees that each of the Loan Documents to which it is a party is and shall remain in full force and effect. Each Loan Party hereby (i) further ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to and in connection with the Security Agreement or any other Loan Document to Administrative Agent, on behalf and for the benefit of each Lender and each other Secured Party, as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and (ii) acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof (including, without limitation, from after giving effect to this Amendment).
13.Ratification. Each Loan Party hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement and the Loan Documents effective as of the date hereof and as modified hereby.
14.Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
[Signature pages follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

FLUENCE ENERGY, LLC, a Delaware limited liability company, as Parent Borrower

By: /s/ Ahmed Pasha
Name: Ahmed Pasha
Title: Senior Vice President and Chief Financial Officer

By: /s/ Francis A. Fuselier
Name: Francis A. Fuselier
Title: Senior Vice President, General Counsel and Secretary

FLUENCE ENERGY GLOBAL PRODUCTION OPERATION, LLC, a Delaware limited liability company, as a Co-Borrower

By: /s/ Ahmed Pasha
Name: Ahmed Pasha
Title: Senior Vice President and Chief Financial Officer

By: /s/ Francis A. Fuselier
Name: Francis A. Fuselier
Title: Senior Vice President and Secretary

FLUENCE ENERGY, INC., a Delaware corporation, as the Parent and a Guarantor

By: /s/ Ahmed Pasha
Name: Ahmed Pasha
Title: Senior Vice President and Chief Financial Officer

By: /s/ Francis A. Fuselier
Name: Francis A. Fuselier
Title: Senior Vice President, General Counsel and Secretary

[Signature page to Amendment Number 1 to Syndicated Facility Agreement]

“Administrative Agent” and “Lender”
BARCLAYS BANK PLC By: /s/ Joseph Jordan Name: Joseph Jordan Title: Managing Director

[Signature page to Amendment Number 1 to Syndicated Facility Agreement]

JPMORGAN CHASE BANK N.A., as a Lender
By: /s/ Santiago Gascon Name: Santiago Gascon Title: Vice President

[Signature page to Amendment Number 1 to Syndicated Facility Agreement]

Goldman Sachs Bank USA, as a Lender
By: /s/ Priyankush Goswami Name: Priyankush Goswami Title: Authorized Signatory
[Signature page to Amendment Number 1 to Syndicated Facility Agreement]

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender
By: /s/ Jessica Smith Name: Jessica Smith Title: Director

[Signature page to Amendment Number 1 to Syndicated Facility Agreement]

Morgan Stanley Senior Funding, Inc., as a Lender
By: /s/ Rikin Pandya Name: Rikin Pandya Title: Vice President

[Signature page to Amendment Number 1 to Syndicated Facility Agreement]

ROYAL BANK OF CANADA, as a Lender
By: /s/ Henry Chang Name: Henry Chang Title: Authorized Signatory
[Signature page to Amendment Number 1 to Syndicated Facility Agreement]

UBS AG, STAMFORD BRANCH, as a Lender
By: /s/ Muhammad Afzal Name: Muhammad Afzal Title: Director By: /s/ Peter Hazoglou Name: Peter Hazoglou Title: Authorized Signatory
[Signature page to Amendment Number 1 to Syndicated Facility Agreement]

Citibank, N.A., as a Lender
By: /s/ Allister Chan Name: Allister Chan Title: Vice President

[Signature page to Amendment Number 1 to Syndicated Facility Agreement]